SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  February 17, 1995
                                                 ---------------------

                                 Allerion Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-8197                                          22-2243658
 ----------------------                      ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


   717 Ridgedale Avenue, East Hanover, New Jersey                 07936
   ----------------------------------------------               --------
      (Address of principal executive offices)                 (Zip Code)


                                 (201) 887-1000
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              (Registrant's Telephone Number, Including Area Code)



          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.

In its Form 8-K dated December 7, 1994, Allerion Inc. (the "Company") reported the filing of a petition in the United States Bankruptcy Court for the District of New Jersey, Case No. 94-28396. Management of the Company, after discussion with its creditors, agreed to request the Court to permit the Company to sell its assets. On February 17, 1995 an Order (the "Order"), as amended on February 21, 1995, was entered by the United States Bankruptcy Court for the District of New Jersey with regard to the Company concerning the setting of bidding procedures and setting of dates for submission of bids and other related matters with regard to the sale of the Company's remaining operating assets consisting of accounts receivables, inventory, equipment, contract rights, and other non-cash operating assets of the Network Services Division of the Company (the "Division"). The Application before the Court for the approval of the Order setting bidding procedures was due to the fact that the creditors of the Company had stated their objection to continue to allow the Company to use cash collateral. At this point in time there can be no assurance that bids will be submitted and that a sale and closing will take place. The Company can give no range as to the dollar value of the possible bids to be submitted, if any. The Company can give no assurance that there will be any residual value after the sale upon payment of expenses and its creditors for distribution to shareholders. The assets to be sold represent substantially all of the remaining assets of the Company. According to the terms of the Order, bids must be submitted no later than 4:00 p.m. New York time, March 8, 1995. A hearing is scheduled before the Bankruptcy Court on March 10, 1995 to consider the approval of the sale of the assets of the Division for the highest and best offer which may be presented in accordance with the terms of the Order. Should a successful bidder be approved by the Court, the Order states that the closing of the sale will take place no later than March 13, 1995. The foregoing summary is qualified in its entirety by reference to the Order and amended Order, copies of which are included as Exhibits to this Form 8-K.

Item 7. Exhibits

     1. Order of United States Bankruptcy Court for the District of New Jersey dated February 17, 1995 in Case No. 94-28396.

     2. Amended Order of United States Bankruptcy Court for the District of New Jersey dated February 21, 1995 in Case No. 94-28396.

                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        Allerion Inc.
                                        (Registrant)


Date: February 21, 1995                  By: /s/ ALEXANDER W. GILES, JR.
                                           ------------------------------
                                           Alexander W. Giles, Jr.
                                           Executive Vice President & CFO